Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates Bradley S. Powell
President and Chief Operating Officer    Senior Vice President and Chief Financial Officer
(206) 674-3427     (206) 674-3412
FOR IMMEDIATE RELEASE
__________________________________________________________________________________________________________________________________________________________________________
EXPEDITORS REPORTS SECOND QUARTER 2012 EPS OF $.39 PER SHARE 1
SEATTLE, WASHINGTON - August 7, 2012, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $83,955,000 for the second quarter of 2012, as compared with $95,000,000 for the same quarter of 2011, a decrease of (12)%. Net revenues for the second quarter of 2012 decreased (4)% to $453,651,000 as compared with $472,561,000 reported for the second quarter of 2011. Total revenues and operating income were $1,504,952,000 and $132,403,000 in the second quarter of 2012, as compared with $1,581,368,000 and $152,275,000 for the same quarter of 2011, decreases of (5)% and (13)%, respectively. Diluted net earnings attributable to shareholders per share for the second quarter were $.39, as compared with $.44 for the same quarter in 2011, a decrease of (11)%.
For the six months ended June 30, 2012, net earnings attributable to shareholders was $160,662,000, as compared with $186,232,000 in 2011, a decrease of (14)%. Net revenues for the six months decreased to $900,222,000 from $926,476,000 for 2011, down (3)%. Total revenues and operating income for the six months were $2,916,322,000 and $257,674,000 in 2012, as compared with $3,042,216,000 and $299,505,000 for the same period in 2011, decreases of (4)% and (14)%, respectively. Diluted net earnings attributable to shareholders per share for the first two quarters of 2012 were $0.75, as compared with $0.86 for the same period of 2011, a decrease of (13)%.
“The same market trends we experienced during our 2012 first quarter, as we suggested at the time, continued into the second quarter. That said, we saw volume growth in all areas of our business with the exception of airfreight, despite navigating in what people are finally acknowledging is a very challenging and uncertain global economy,” said Peter J. Rose, Chairman and Chief Executive Officer. “Ocean freight yields dipped, sequentially, as is typical of the second quarter, due to the time lag between when carrier rate increases during annual May contract negotiations are commercially implemented and on a year-over-year basis, reflecting the magnitude of this years' buy rate increases, as carriers moved aggressively to stabilize their precarious financial situation. This was mitigated somewhat by 7% net revenue growth in our direct ocean forwarding product. In spite of flat shipment counts, we continued to experience similar year-over-year trends with respect to airfreight tonnage (smaller shipments, diminished global airfreight demand, lower levels of customer specific infrastructure and projects) that we highlighted in our 2012 first quarter release. Customs brokerage and other services, posted positive growth in net revenue, primarily due to the contributions from our continued international roll out of our domestic time definite product, Transcon services,” Rose continued.
“We remain focused on controlling the parts of our business which have the greatest immediate impact to our stakeholders: our customers; our shareholders; and ultimately our people. That includes focusing on customer retention and profitable market share expansion. While our operating margin (29.2% based on net revenue) hovers below the mark we've enjoyed the last two years (average of 32%), it still remains very healthy from both a competitive and a historical perspective,” Rose went on to say. “Very importantly, our cash position and strong operating cash flow have allowed us to continue to pursue our strategic investments, particularly in customer service proficiency and in productivity enhancements via both information system and process engineering solutions. We also bought back just over 2 million shares of stock during the quarter. Expeditors was founded in tough times and we've been through plenty of them since our founding. Being able to get through tough times without letting tough times get through us is deeply embedded in our DNA. Until there is more certainty in the global economy, these trends could continue for the short to medium term. Regardless of what happens, it won't change who we are and what we do for our stakeholders. We continue to be grateful for the resilience of our people, their dedication to our customers and our culture which recognizes, reinforces and rewards the key to our long-term success being tied to servicing our customers. These tough times too will pass and it should go without saying, at the end of the day, we'd rather be us, than anyone else inside or outside this industry,” Rose concluded.
Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 185 full-service offices and 65 satellite locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution, domestic time definite services and other value added international logistics services.

_______________________
1 Diluted earnings attributable to shareholders per share.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
Second Quarter 2012 Earnings Release, August 7, 2012

Financial Highlights for the Three and Six months ended June 30, 2012 and 2011 (Unaudited)
(in 000's of US dollars except share data)

	Three months ended June 30,			Six months ended June 30,
	2012	2011	% Decrease	2012	2011	% Increase
Revenues	$1,504,952	$1,581,368	(5)%	$2,916,322	$3,042,216	(4)%
Net revenues	$453,651	$472,561	(4)%	$900,222	$926,476	(3)%
Operating income	$132,403	$152,275	(13)%	$257,674	$299,505	(14)%
Net earnings attributable to shareholders	$83,955	$95,000	(12)%	$160,662	$186,232	(14)%
Diluted earnings attributable to shareholders	$.39	$.44	(11)%	$.75	$.86	(13)%
Basic earnings attributable to shareholders	$.40	$.45	(11)%	$.76	$.88	(14)%
Diluted weighted average shares outstanding	213,212,912	215,659,043		213,683,587	215,780,230
Basic weighted average shares outstanding	211,724,082	212,136,164		211,910,872	212,112,643

	Employee headcount as of June 30,
	2012	2011
North America	4,764	4,528
Asia Pacific	3,979	4,053
Europe and Africa	2,308	2,168
Middle East	1,249	1,222
South America	660	625
Information Systems	577	551
Corporate	243	212
Total	13,780	13,359

	Year-over-year percentage increase (decrease) in:
	Airfreight kilos	Ocean freight FEU
2012
April	(17)%	(1)%
May	(7)%	1%
June	(6)%	3%
Quarter	(10)%	1%

During the second quarter of 2012, the Company opened one full service office in Montevideo, Uruguay, opened one satellite office in Xuzhou, China and closed one full service office in Colombo, Sri Lanka. The Company also transitioned its Tampa, Florida office from a full service office to a satellite office of its full-service office in Orlando, Florida and merged its satellite office in Adana, Turkey with its nearby full-service office in Mersin, Turkey.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on trends in the global economy and duration of these trends, future air and ocean volume levels; ability to retain customers, expand profitable market share, maintain operating margins and cash flows, achieve productivity enhancements in information systems and process engineering and expansion of domestic time definite product Transcon services. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory actions or changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	June 30, 2012	December 31, 2011
Assets
Current Assets:
Cash and cash equivalents	$1,364,247	$1,294,356
Short-term investments	376	472
Accounts receivable, net	983,131	934,752
Deferred Federal and state income taxes	10,234	10,415
Other current assets	47,409	46,888
Total current assets	2,405,397	2,286,883
Property and equipment, net	546,754	538,806
Goodwill and other intangibles, net	10,003	10,557
Other assets, net	30,218	30,581
	$2,992,372	$2,866,827
Liabilities and Equity
Current Liabilities:
Accounts payable	672,836	606,628
Accrued expenses, primarily salaries and related costs	184,114	169,445
Federal, state and foreign income taxes	25,948	20,072
Total current liabilities	882,898	796,145
Deferred Federal and state income taxes	59,417	60,613

Commitments and contingencies

Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 210,503,675 shares at June 30, 2012 and 212,003,662 shares at December 31, 2011	2,105	2,120
Additional paid-in capital	1,013	13,260
Retained earnings	2,044,682	1,991,222
Accumulated other comprehensive loss	(4,345)	(2,964)
Total shareholders’ equity	2,043,455	2,003,638
Noncontrolling interest	6,602	6,431
Total equity	2,050,057	2,010,069
	$2,992,372	$2,866,827

07-August-2012                Expeditors International of Washington, Inc.                    Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except share data)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenues:
Airfreight services	$638,541	$749,861	$1,277,453	$1,450,784
Ocean freight and ocean services	518,998	486,831	953,334	926,972
Customs brokerage and other services	347,413	344,676	685,535	664,460
Total revenues	1,504,952	1,581,368	2,916,322	3,042,216
Operating Expenses:
Airfreight consolidation	484,311	576,280	965,354	1,100,916
Ocean freight consolidation	413,447	377,805	745,401	717,354
Customs brokerage and other services	153,543	154,722	305,345	297,470
Salaries and related costs	249,925	249,114	496,057	486,929
Rent and occupancy costs	20,853	21,354	42,029	42,735
Depreciation and amortization	9,670	9,257	19,215	18,431
Selling and promotion	8,860	10,022	17,523	19,185
Other	31,940	30,539	67,724	59,691
Total operating expenses	1,372,549	1,429,093	2,658,648	2,742,711
Operating income	132,403	152,275	257,674	299,505

Interest income	3,050	2,312	6,410	4,632
Interest expense	(222)	(229)	(842)	(443)
Other, net	3,682	857	4,779	1,974
Other income, net	6,510	2,940	10,347	6,163
Earnings before income taxes	138,913	155,215	268,021	305,668
Income tax expense	54,892	60,195	107,278	119,441
Net earnings	84,021	95,020	160,743	186,227
Less net earnings (losses) attributable to the noncontrolling interest	66	20	81	(5)
Net earnings attributable to shareholders	$83,955	$95,000	$160,662	$186,232
Diluted earnings attributable to shareholders per share	$.39	$.44	$.75	$.86
Basic earnings attributable to shareholders per share	$.40	$.45	$.76	$.88
Dividends declared and paid per common share	$.28	$.25	$.28	$.25
Weighted average diluted shares outstanding	213,212,912	215,659,043	213,683,587	215,780,230
Weighted average basic shares outstanding	211,724,082	212,136,164	211,910,872	212,112,643

07-August-2012                Expeditors International of Washington, Inc.                    Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2012	2011	2012	2011
Operating Activities:
Net earnings	$84,021	$95,020	$160,743	$186,227
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	(388)	(63)	(855)	1,790
Deferred income tax (benefit) expense	(5,739)	1,601	(258)	(335)
Excess tax benefits from stock plans	(806)	(2,285)	(4,232)	(4,531)
Stock compensation expense	10,926	10,236	21,526	20,708
Depreciation and amortization	9,670	9,257	19,215	18,431
Gain on sale of assets	(65)	(21)	(130)	(51)
Other	271	311	553	618
Changes in operating assets and liabilities:
Increase in accounts receivable	(63,260)	(14,173)	(50,292)	(7,490)
Decrease in other current assets	1,642	3,896	3,566	2,481
Increase in accounts payable and accrued expenses	70,674	7,943	84,233	38,130
(Decrease) increase in income taxes payable, net	(14,132)	(33,665)	6,142	(88)
Net cash from operating activities	92,814	78,057	240,211	255,890
Investing Activities:
Decrease (increase) in short-term investments, net	15,878	(449)	98	(538)
Purchase of property and equipment	(9,814)	(17,110)	(26,902)	(38,235)
Proceeds from sale of property and equipment	141	42	253	85
Other	(232)	(64)	126	(1,506)
Net cash from investing activities	5,973	(17,581)	(26,425)	(40,194)
Financing Activities:
Proceeds from issuance of common stock	7,482	15,821	20,402	23,625
Repurchases of common stock	(84,401)	(45,690)	(106,266)	(65,274)
Excess tax benefits from stock plans	806	2,285	4,232	4,531
Dividends paid	(59,358)	(53,014)	(59,358)	(53,014)
Net cash from financing activities	(135,471)	(80,598)	(140,990)	(90,132)
Effect of exchange rate changes on cash and cash equivalents	(11,984)	7,481	(2,905)	15,801
(Decrease) increase in cash and cash equivalents	(48,668)	(12,641)	69,891	141,365
Cash and cash equivalents at beginning of period	1,412,915	1,238,471	1,294,356	1,084,465
Cash and cash equivalents at end of period	$1,364,247	$1,225,830	$1,364,247	$1,225,830
Interest and taxes paid:
Interest	$233	$13	$420	$17
Income taxes	77,583	91,035	104,095	117,311

07-August-2012                Expeditors International of Washington, Inc.                    Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	ASIA PACIFIC	EUROPE and AFRICA	MIDDLE EAST and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended June 30, 2012:
Revenues from unaffiliated customers	$379,126	49,802	21,366	780,858	202,301	71,499	—	1,504,952
Transfers between geographic areas	22,504	2,466	4,791	11,038	9,603	4,670	(55,072)	—
Total revenues	$401,630	52,268	26,157	791,896	211,904	76,169	(55,072)	1,504,952
Net revenues	$182,291	25,115	14,724	135,908	71,497	24,116	—	453,651
Operating income	$49,193	8,085	4,118	51,768	12,951	6,288	—	132,403
Identifiable assets	$1,597,543	93,374	52,019	687,586	412,752	152,754	(3,656)	2,992,372
Capital expenditures	$5,236	153	400	2,602	1,111	312	—	9,814
Depreciation and amortization	$5,756	181	207	1,645	1,430	451	—	9,670
Equity	$1,295,963	51,248	31,903	462,123	144,659	94,892	(30,731)	2,050,057
Three months ended June 30, 2011:
Revenues from unaffiliated customers	$390,806	47,816	21,136	816,350	229,724	75,536	—	1,581,368
Transfers between geographic areas	25,973	2,783	5,220	10,170	11,355	4,500	(60,001)	—
Total revenues	$416,779	50,599	26,356	826,520	241,079	80,036	(60,001)	1,581,368
Net revenues	$181,603	21,581	15,157	150,616	78,828	24,776	—	472,561
Operating income	$57,752	5,761	4,486	61,542	16,877	5,857	—	152,275
Identifiable assets	$1,411,881	91,678	58,396	678,668	479,852	155,503	2,026	2,878,004
Capital expenditures	$3,350	448	144	4,622	7,881	665	—	17,110
Depreciation and amortization	$4,926	277	264	1,847	1,416	527	—	9,257
Equity	$1,123,482	52,814	33,784	420,962	184,252	94,447	(30,591)	1,879,150

Six months ended June 30, 2012:
Revenues from unaffiliated customers	$756,428	99,756	40,635	1,468,928	408,572	142,003	—	2,916,322
Transfers between geographic areas	44,712	4,931	9,870	22,010	19,070	9,321	(109,914)	—
Total revenues	$801,140	104,687	50,505	1,490,938	427,642	151,324	(109,914)	2,916,322
Net revenues	$363,766	47,357	29,559	267,722	143,030	48,788	—	900,222
Operating income	$94,718	14,454	8,880	99,006	27,198	13,418	—	257,674
Identifiable assets	$1,597,543	93,374	52,019	687,586	412,752	152,754	(3,656)	2,992,372
Capital expenditures	$14,995	329	655	7,889	2,053	981	—	26,902
Depreciation and amortization	$11,378	368	424	3,269	2,834	942	—	19,215
Equity	$1,295,963	51,248	31,903	462,123	144,659	94,892	(30,731)	2,050,057
Six months ended June 30, 2011:
Revenues from unaffiliated customers	$767,911	91,663	41,469	1,544,480	443,335	153,358	—	3,042,216
Transfers between geographic areas	49,938	5,465	10,841	19,353	22,062	8,709	(116,368)	—
Total revenues	$817,849	97,128	52,310	1,563,833	465,397	162,067	(116,368)	3,042,216
Net revenues	$359,537	42,282	30,260	292,104	152,753	49,540	—	926,476
Operating income	$111,486	11,550	9,249	120,980	34,584	11,656	—	299,505
Identifiable assets	$1,411,881	91,678	58,396	678,668	479,852	155,503	2,026	2,878,004
Capital expenditures	$7,380	608	300	9,334	19,587	1,026	—	38,235
Depreciation and amortization	$9,911	580	533	3,816	2,526	1,065	—	18,431
Equity	$1,123,482	52,814	33,784	420,962	184,252	94,447	(30,591)	1,879,150

07-August-2012                Expeditors International of Washington, Inc.                    Page 6 of 6